Exhibit 99.2

wemlo. | # Tuck-in acquisition expands high-growth Motto Mortgage business

Wemlo℠ is reshaping mortgage loan processing in the mortgage broker channel. Wemlo has developed the first "Service Cloud" for mortgage brokers, combining third-party mortgage loan processing with an all-in-one digital platform. Wemlo's platform is a streamlined solution that improves mortgage loan processing by integrating pricing, lender onboarding services, document collection/verification, processing, e-closing, compliance, and more. Wemlo is a 20-month-old, Florida-based technology startup with ~30 employees.

Benefits to RE/MAX Holdings, Inc.

- Attractive investment opportunity in high-growth Motto Mortgage business
- Continued execution of M&A strategy
- Diversifies and increases revenue and growth opportunities

RE/MAX HOLDINGS, INC.

Financial Considerations

- Consideration paid comprised of cash and stock
- Financial terms not disclosed
- Expect negligible financial impact to Q3 2020
- Expect wemlo to be accretive to Adjusted EBITDA[1] and Adjusted EPS[1] beginning in 2022

MOTTO MORTGAGE

[1]Non-GAAP financial measure. See the investor relations section of www.remax.com for definitions and reconciliations of non-GAAP financial measures.

; Significant expansion of Motto Mortgage value proposition ; Complementary business with exciting growth opportunities beyond current offerings ; Access to dependable, efficient mortgage loan processing services at attractive prices for Motto Mortgage franchisees ; Helps solve one of the biggest pain points for Motto Mortgage franchisees and the mortgage brokerage industry as a whole: inefficient mortgage loan processing wemlo Facts Benefits to Motto Mortgage ; Ward Morrison, President of Motto Franchising, LLC, will lead wemlo supported by two of wemlo’s three co - founders ; Future technology development expected to drive increases in processing efficiency, further reducing transaction touch points and increasing operating margins ; Wemlo earns revenue through the fees it charges for processing mortgage loans on a per - file basis Many benefits for Motto Mortgage

wemlo. |

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are often identified by the use of words such as "believe," "intend," "expect," "estimate," "plan," "outlook," "project," "anticipate," "may," "will," "would" and other similar words and expressions that predict or indicate future events or trends that are not statements of historical matters. Forward-looking statements include statements regarding technology initiatives of RE/MAX Holdings (the "Company"), the expected benefits of the acquisition of wemlo, future technology development, revenue and growth opportunities, including the growth potential of RE/MAX Holdings in the mortgage brokerage channel, and the statement that the Company expects wemlo to be accretive beginning in 2022. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily accurately indicate the times at which such performance or results may be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include the global COVID-19 pandemic, which poses significant and widespread risks to the Company's business, including the Company's agents, loan originators, franchisees and employees, as well as home buyers and sellers. The duration and magnitude of the impact from the COVID-19 pandemic depend on future developments that cannot be predicted at this time. The Company has already experienced significant disruption to its business as a result of the COVID-19 pandemic and such disruptions may continue. Notwithstanding any mitigation actions the Company has initiated and expects to continue as the crisis is ongoing, sustained material revenue declines relating to this crisis could impact the Company's financial condition, results of operations, stock price and ability to access the capital markets. Other important risks and uncertainties include, without limitation, (1) changes in the real estate market or interest rates and availability of financing, (2) changes in business and economic activity in general, (3) the Company's ability to attract and retain quality franchisees, (4) the Company's franchisees' ability to recruit and retain real estate agents and mortgage loan originators, (5) changes in laws and regulations, (6) the Company's ability to enhance, market, and protect the RE/MAX and Motto Mortgage brands, (7) the Company's ability to implement its technology initiatives, and (8) fluctuations in foreign currency exchange rates, and those risks and uncertainties described in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission ("SEC") and similar disclosures in subsequent periodic and current reports filed with the SEC, which are available on the investor relations page of the Company's website at www.remax.com and on the SEC website at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Except as required by law, the Company does not intend, and undertakes no obligation, to update this information to reflect future events or circumstances.

MOTTO MORTGAGE